                                                                   EXHIBIT 4.4.8

                                                                  EXECUTION COPY

================================================================================






                      AMENDED AND RESTATED TRUST AGREEMENT



                                      among



                 TRIAD FINANCIAL SPECIAL PURPOSE CORPORATION II



                           TRIAD FINANCIAL CORPORATION



                            WILMINGTON TRUST COMPANY

                                  OWNER TRUSTEE



                                       and



                       ASSET BACKED SECURITIES CORPORATION



                          Dated as of November 1, 1998



================================================================================

                                TABLE OF CONTENTS


                                                                                                       Page

RECITALS................................................................................................ 1


ARTICLE I.  DEFINITIONS................................................................................. 1

         Section 1.1.  Capitalized Terms................................................................ 1

         Section 1.2.  Usage of Terms................................................................... 3

         Section 1.2.  Material Adverse Effect.......................................................... 3


ARTICLE II.  ORGANIZATION............................................................................... 4

         Section 2.1.  Name............................................................................. 4

         Section 2.2.  Office........................................................................... 4

         Section 2.3.  Purposes and Powers.............................................................. 4

         Section 2.4.  Appointment of Owner Trustee..................................................... 5

         Section 2.5.  Initial Capital Contribution of Trust Property................................... 5

         Section 2.6.  Declaration of Trust............................................................. 5

         Section 2.7.  No Liability of Certificateholder................................................ 6

         Section 2.8.  Title to Trust Property.......................................................... 6

         Section 2.9.  Situs of Trust................................................................... 6

         Section 2.10.  Representations and Warranties of ABSC.......................................... 6

         Section 2.11.  Representations and Warranties of TFSPC II...................................... 8

         Section 2.12.  Federal Income Tax Allocations.................................................. 9

         Section 2.13.  Covenants of ABSC.............................................................. 10

         Section 2.14.  Covenants of the Holders....................................................... 10


ARTICLE III.  CERTIFICATES AND TRANSFER OF INTERESTS................................................... 11

         Section 3.1.  Initial Ownership............................................................... 11

         Section 3.2.  The Certificates................................................................ 12

         Section 3.3.  Authentication of Certificates.................................................. 12

         Section 3.4.  Registration of Transfer and Exchange of Certificates........................... 12

         Section 3.5.  Mutilated, Destroyed, Lost or Stolen Certificates............................... 14

         Section 3.6.  Persons Deemed Certificateholder(s)............................................. 14

         Section 3.7.  Access to List of Certificateholder(s)' Names and Addresses..................... 14

         Section 3.8.  Maintenance of Office or Agency................................................. 15

         Section 3.9.  Disposition Only With Consent of Insurer........................................ 15

         Section 3.9.  ERISA Restrictions.............................................................. 15


ARTICLE IV.  VOTING RIGHTS AND OTHER ACTIONS........................................................... 15

         Section 4.1.  Prior Notice to Holders with Respect to Certain Matters......................... 15

         Section 4.2.  Action by Certificateholder(s) with Respect to Certain Matters.................. 16

         Section 4.3.  Action by Certificateholder(s) with Respect to Bankruptcy....................... 16

         Section 4.4.  Restrictions on Certificateholder(s)' Power..................................... 16

         Section 4.5.  Majority Control................................................................ 17


ARTICLE V.  CERTAIN DUTIES............................................................................. 17

         Section 5.1.  Accounting and Records to the Noteholders, Certificateholder(s), the Internal
         Revenue Service and Others.................................................................... 18

         Section 5.2.  Signature on Returns; Tax Matters Partner....................................... 18

         Section 5.3.  Payments to Certificateholders.................................................. 18


ARTICLE VI.  AUTHORITY AND DUTIES OF OWNER TRUSTEE..................................................... 18

         Section 6.1.  General Authority............................................................... 19

         Section 6.2.  General Duties.................................................................. 19

         Section 6.3.  Action upon Instruction......................................................... 19

         Section 6.4.  No Duties Except as Specified in this Agreement or in Instructions.............. 20

         Section 6.5.  No Action Except under Specified Documents or Instructions...................... 20

         Section 6.6.  Restrictions.................................................................... 21


ARTICLE VII.  CONCERNING THE OWNER TRUSTEE.................................................... 21

         Section 7.1.  Acceptance of Trusts and Duties................................................. 21

         Section 7.2  Furnishing of Documents.......................................................... 22

         Section 7.3.  Representations and Warranties.................................................. 22

         Section 7.4.  Reliance; Advice of Counsel..................................................... 23

         Section 7.5  Not Acting in Individual Capacity................................................ 23

         Section 7.6.  Owner Trustee Not Liable for Certificates or Receivables........................ 24

         Section 7.7.  Payments from Trust Property.................................................... 24

         Section 7.8.  Doing Business in Other Jurisdictions........................................... 24


ARTICLE VIII.  COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE....................................... 25

         Section 8.1.  Owner Trustee's Fees and Expenses............................................... 25

         Section 8.2.  Indemnification................................................................. 25

         Section 8.3.  Payments to the Owner Trustee................................................... 25

         Section 8.4.  Non-recourse Obligations........................................................ 25


ARTICLE IX.  TERMINATION OF TRUST AGREEMENT............................................................ 25

         Section 9.1.  Termination of Trust Agreement.................................................. 25


ARTICLE X.  SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..................................... 27

         Section 10.1  Eligibility Requirements for Owner Trustee...................................... 27

         Section 10.2  Resignation or Removal of Owner Trustee......................................... 27

         Section 10.3  Successor Owner Trustee......................................................... 28

         Section 10.4  Merger or Consolidation of Owner Trustee........................................ 28

         Section 10.5.  Appointment of Co-Trustee or Separate Trustee.................................. 29

ARTICLE XI.  MISCELLANEOUS............................................................................. 30

         Section 11.1  Supplements and Amendments...................................................... 30

         Section 11.2.  No Legal Title to Trust Property in Certificateholder(s)....................... 31

         Section 11.3.  Limitations on Rights of Others................................................ 31

         Section 11.4.  Notices........................................................................ 32

         Section 11.5.  Severability................................................................... 32

         Section 11.6.  Separate Counterparts.......................................................... 32

         Section 11.7.  Assignments.................................................................... 33

         Section 11.8.  No Petition.................................................................... 33

         Section 11.9.  Bankruptcy Matters............................................................. 33

         Section 11.10.  No Recourse................................................................... 33

         Section 11.11.  Headings...................................................................... 33

         Section 11.12.  Governing Law................................................................. 34

         Section 11.13.  Servicer...................................................................... 34

         Exhibit A Form of Certificate.................................................................. 1

         Exhibit B Form of Certificate of Trust......................................................... 1

                  AMENDED AND RESTATED TRUST AGREEMENT, dated as of November 1, 1998, among TRIAD FINANCIAL CORPORATION, a California corporation ("Triad"), TRIAD FINANCIAL SPECIAL PURPOSE CORPORATION II, a Delaware corporation, as Holder of the Certificate ("TFSPC II"), ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as depositor, ("ABSC"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee. This Trust Agreement amends and restates in its entirety the trust agreement (the "Original Trust Agreement") entered into among Triad, TFSPC II, ABSC and Wilmington Trust Company, dated as of November 1, 1998.


                                    RECITALS

                  WHEREAS, pursuant to the Original Trust Agreement, a business trust was created under Chapter 38 of Title 12 of the Delaware Code, 12 Del.C ss. 3801, et seq. (the "Business Trust Statute") named Triad Auto Receivables Owner Trust 1998-4 (the "Trust");

                  WHEREAS, Triad, TFSPC II, ABSC and Wilmington Trust Company desire to amend and restate the Original Agreement as provided in this Amended and Restated Trust Agreement and to continue the Trust as a business trust under the Business Trust Statute and that this Trust Agreement constitute the governing instrument of such business trust; and

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

                  Section 1.1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Sale and Servicing Agreement (as defined below). For all purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "ABSC" shall mean Asset Backed Securities Corporation, a Delaware corporation, as depositor.

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time in accordance with the terms hereof.

                  "Benefit Plan" shall have the meaning assigned to such term in
Section 3.10.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et. seq., as the same may be amended from time to time.

                  "Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Issuer, substantially in the form of Exhibit A.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Issuer pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Percentage Interest" shall mean with respect to any Certificate, the percentage interest of ownership in the Issuer represented thereby as set forth on the face thereof.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned in and the registrar appointed pursuant to Section 3.4.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1100 North Market Street, Wilmington, Delaware 19890, or at such other address as the Owner Trustee may designate by notice to the Certificateholder(s), the Insurer and Triad, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholder(s), the Insurer and Triad).

                  "Equity Interests" shall have the meaning assigned to such term in Section 2.11.

                  "ERISA" shall have the meaning assigned to such term in
Section 3.10.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.1.

                  "Governmental Authority" shall mean any court or federal or state regulatory body, administrative agency or other tribunal or other governmental instrumentality.

                  "Holder" or "Certificateholder" shall mean the Person in whose name a Certificate is registered on the Certificate Register.

                  "Initial Certificate Balance" shall have the meaning assigned to such term in Section 2.5.

                  "Instructing Party" shall mean the Insurer (so long as an Insurer Default shall not have occurred and be continuing) or the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interest (if an Insurer Default shall have occurred and be continuing).

                  "Insurer" shall mean Financial Security Assurance Inc., or its successor in interest.

                  "Issuer" shall mean the Trust established by this Agreement.

                  "Original Trust Agreement" shall mean the Trust Agreement among Triad, ABSC, TFSPC II and the Owner Trustee, dated as of November 1, 1998.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                  "Related Documents" shall mean this Agreement, the Indenture, the Sale and Servicing Agreement, the Certificate of Trust, the Notes, the Receivables Purchase Agreement, the Insurance Agreement, the Reserve Account Agreement, the Indemnification Agreement, the Premium Letter, the Underwriting Agreement, and the other agreements executed in connection with the Closing. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of November 1, 1998, among the Issuer, ABSC, Triad, in its individual capacity and as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Backup Servicer, as the same may be amended or supplemented from time to time.

                  "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                  "TFSPC II" shall mean Triad Financial Special Purpose Corporation II, a Delaware corporation, as Certificateholder.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean Triad Auto Receivables Owner Trust 1998-4, a Delaware business trust.

                  Section 1.2. Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural includes the singular, words importing one gender include the other gender, references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form, references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, references to Persons include their permitted successors and assigns, and the terms "include" or "including" mean "include without limitation" or "including without limitation."

                  Section 1.3. Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders or Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Note Policy.

                                   ARTICLE II.

                                  ORGANIZATION

                  Section 2.1. Name. There is hereby formed a trust to be known as "Triad Auto Receivables Owner Trust 1998-4", in which name the Owner Trustee may conduct the business of the Issuer, make and execute contracts and other instruments on behalf of the Issuer and sue and be sued on behalf of the Issuer.

                  Section 2.2. Office. The office of the Issuer shall be (a)in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholder(s), the Insurer and Triad or (b) at the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholder(s), the Insurer and Triad).

                  Section 2.3. Purposes and Powers. (a) The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

                  (i)      to acquire from time to time the Trust Property;

                  (ii) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes and distributions on the Certificates;

                  (iii)    with the proceeds of the sale of the Notes, to fund

         the Pre-Funding Account and the Capitalized Interest Account, to pay the organizational, start-up and transactional expenses of the Issuer and to pay the balance to ABSC pursuant to the Sale and Servicing Agreement;

                  (iv) to assign, grant, transfer, pledge, mortgage and convey the Trust Property to the Indenture Trustee pursuant to the Indenture for the benefit of the Insurer and the Noteholders and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Property released from the Lien of, and remitted to the Issuer pursuant to, the Indenture and the Sale and Servicing Agreement;

                  (v) to enter into and perform its obligations under the Related Documents to which it is a party;

                  (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vii) subject to compliance with the Related Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property and the making of distributions to the Certificateholder(s) and the Noteholders.

                  (b) The Issuer is hereby authorized to engage in the foregoing activities. The Issuer shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Related Documents.

                  Section 2.4. Appointment of Owner Trustee. ABSC hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee by execution hereof accepts such appointment.

                  Section 2.5. Initial Capital Contribution of Trust Property. ABSC hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $10 (the "Initial Certificate Balance"). The Owner Trustee hereby acknowledges receipt in trust from ABSC, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Property and shall be deposited into the Collection Account.

                  Section 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the use and benefit of the Holders, subject to the obligations of the Issuer under the Related Documents. The Issuer shall constitute a business trust under the Business Trust Statute, and this Agreement shall constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, until the Certificates are held by more than one person or the Trust is recharacterized as a separate entity, the Trust will be disregarded as an entity separate from its beneficial owner and the Notes will be treated as debt of the Certificateholder. If the Certificates are held by more than one person or the Trust is recharacterized as a separate entity, it is the intention of the parties hereto that, solely for income and franchise tax purposes, the Issuer shall be treated as a partnership with the assets of the partnership being the Trust Property, the partners of the partnership being the Certificateholders and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, until the Certificates are held by more than one person or the Trust is recharacterized as a separate entity, the Trust will not file or cause to be filed annual or other necessary returns, reports and other forms characterizing the Issuer as a partnership for income and franchise tax purposes. Consistent with the foregoing, neither the Trust, the Owner Trustee nor any officers, manager, agent , Certificateholder, holder of other Equity Interests or members of the Trust shall have the power to elect for purposes of federal, state or local laws to treat the Trust as an association taxable as a corporation (including the election under Treasury Regulations section 301.7701-3(c)). Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

                  Section 2.7. No Liability of Certificateholder. To the fullest extent permitted by law, no Certificateholder shall have any personal liability for any liability or obligation of the Issuer.

                  Section 2.8.   Title to Trust Property.

                  (a) Legal title to all the Trust Property shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                  (b) The Holders shall not have legal title to any part of the Trust Property. The Holders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest by any Certificateholder of its beneficial or other ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                  Section 2.9. Situs of Trust. The Issuer shall be located and administered in the State of Delaware. The Issuer's assets shall be segregated. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware. Payments shall be received by the Issuer only in Delaware and payments will be made by the Issuer only from Delaware. The Issuer shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Issuer from having employees within or without the State of Delaware. The only office of the Issuer shall be at the Corporate Trust Office in Delaware.

                  Section 2.10. Representations and Warranties of ABSC. ABSC makes the following representations and warranties upon which the Owner Trustee relies in accepting the Trust Property in trust and issuing the Certificates and upon which the Insurer relies in issuing the Note Policy:

                  (a) Organization and Good Standing. It is duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times and now has power, authority and legal right to acquire and own the Receivables and to enter into and perform its obligations under this Agreement and its Related Documents.


                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business and the performance of its obligations under this Agreement and the Related Documents requires or shall require such qualifications, licenses or approvals, except where the failure to have such qualifications, licenses or approvals will not have a material adverse effect on the interest of the Trust or the Insurer in the Receivables or on it's ability to perform its obligations under this Agreement and the Related Documents, or its ability to enforce the Receivables and the other property in the Trust Property.

                  (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its and their terms. It has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and it has duly authorized such sale and assignment and deposit to the Issuer by all necessary corporate action and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary corporate action.

                  (d) No Consent Required. No consent, license, approval, authorization or order of, or registration, declaration or filing with, any Governmental Authority or other Person is required to be made in connection with the execution, delivery or performance of this Agreement or its Related Documents or the consummation of the transactions contemplated hereby or thereby, except such as have been duly made, effected or obtained.

                  (e) No Violation. The execution, delivery and performance by it of this Agreement and its Related Documents, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its certificate of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust, license or other instrument to which it is a party or by which it or its properties are bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, order, rule or regulation applicable to it of any Governmental Authority having jurisdiction over it or any of its properties.

                  (f) Binding Obligations. Its Related Documents, when duly executed and delivered by the other parties thereto, shall constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it before any Governmental Authority having jurisdiction over it or its properties
(i) asserting the invalidity of any of the Related Documents, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by the Related Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material adverse effect on the performance by it of its obligations under, or the validity or enforceability of, any of the Related Documents or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or the Notes or seeking to impose any excise, franchise, transfer or similar tax upon the Certificates or the Notes or the sale and assignment of the Receivables under the Related Documents.

                  Section 2.11.  Representations and Warranties of TFSPC II.

                  (a) Organization and Good Standing. It is duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times and now has power, authority and legal right to acquire and own the Certificates and to enter into and perform its obligations under this Agreement and its Related Documents.

                  (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business and the performance of its obligations under this Agreement and the Related Documents requires or shall require such qualifications, licenses or approvals, except where the failure to have such qualifications, licenses or approvals will not have a material adverse effect on the interest of the Trust or the Insurer in the Receivables or on the it's ability to perform its obligations under this Agreement and the Related Documents.

                  (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its and their terms. It has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and it has duly authorized such sale and assignment and deposit to the Issuer by all necessary corporate action and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary corporate action.

                  (d) No Consent Required. No consent, license, approval, authorization or order of, or registration, declaration or filing with, any Governmental Authority or other Person is required to be made in connection with the execution, delivery or performance of this Agreement or its Related Documents or the consummation of the transactions contemplated hereby or thereby, except such as have been duly made, effected or obtained.

                  (e) No Violation. The execution, delivery and performance by it of this Agreement and its Related Documents, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its certificate of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust, license or other instrument to which it is a party or by which it or its properties are bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, order, rule or regulation applicable to it of any Governmental Authority having jurisdiction over it or any of its properties.

                  (f) Binding Obligations. Its Related Documents, when duly executed and delivered by the other parties thereto, shall constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge, threatened against it before any Governmental Authority having jurisdiction over it or its properties (i) asserting the invalidity of any of the Related Documents, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by the Related Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material adverse effect on the performance by it of its obligations under, or the validity or enforceability of, any of the Related Documents or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or the Notes or seeking to impose any excise, franchise, transfer or similar tax upon the Certificates or the Notes or the sale and assignment of the Receivables under the Related Documents.

                  Section 2.12. Federal Income Tax Allocations. If Certificates are held by more than one person or the Trust is recharacterized as a separate entity, interest payments on the Certificates (or other interests in the Trust treated as equity in the Trust for applicable tax purposes ("Equity Interests"), including interest on amounts previously due on the Certificates or

Equity Interests but not yet distributed) shall be treated as "guaranteed payments" under Section 707(c) of the Code. Net income of the Issuer for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

                  (a) among the Certificateholders and Equity Interest holders as of the close of business on the last day of such month, in proportion to their ownership of principal amount of Certificates and Equity Interests on such date, an amount of net income up to the sum of: (i) the portion of the market discount on the Receivables accrued during such month that is allocable to the excess, if any, of the initial Certificate Balance over their initial aggregate issue price, (ii) Certificateholders' and Equity Interest holders' prepayment premium, if any, payable for such month, (iii) any other amounts of income payable to the Certificateholders or Equity Interest holders for such month; and such sum of amounts specified in clauses (i) through (iii) of this sentence shall be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the issue price of Certificates or Equity Interests over their principal amount, and


                  (b) to the Certificateholders and Equity Interest holders as of the close of business on the last day of such month, in proportion to their ownership of principal amount of Certificates and Equity Interests on such date, and other holders of interests in the Reserve Account, to the extent of any remaining net income, in accordance with their respective interests therein.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a), subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to TFSPC II (or other holders of interests in the Reserve Account) to the extent TFSPC II (or such holders) are reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the remaining Certificateholders and Equity Interest holders as of the close of business on the last day of such month in proportion to their ownership of principal amount of Certificates and Equity Interests on such day. TFSPC II is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to TFSPC II or to the Certificateholders or Equity Interest holders, or as otherwise required by the Code. Notwithstanding anything provided in this Section 2.11, if the Certificates are held solely by one person or the Trust has not been recharacterized as a separate entity, the application of this Section 2.11 shall be disregarded.

                  Section 2.13. Covenants of ABSC. ABSC agrees and covenants for the benefit of each Holder, the Insurer and the Owner Trustee, during the term of this Agreement, and to the fullest extent permitted by applicable law, that:

                  (a) it shall not, for any reason, institute proceedings for the Issuer to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Issuer, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of the property of the Issuer or cause or permit the Issuer to make any assignment for the benefit of creditors, or admit in writing the inability of the Issuer to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Issuer or take any action in furtherance of any such action; and

                  (b) it shall not, for any reason, prior to the end of the Funding Period withdraw or attempt to withdraw from this Agreement, dissolve, institute proceedings for it to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of it or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                  (c) Covenants of the Holders. This undertaking is made for the benefit of the Issuer, the Owner Trustee, the Insurer and all other Holders present and future. Each Holder agrees:

                  (d) to be bound by the terms and conditions of the Certificates of which such Holder is the owner and of this Agreement, including any supplements or amendments hereto, and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto;

                  (e) to hereby appoint TFSPC II as such Holder's agent and attorney-in-fact to sign any federal income tax information return filed on behalf of the Issuer and agree that, if requested by the Issuer, it will sign such federal income tax information return in its capacity as holder of an interest in the Issuer. Each Holder also hereby agrees that in its tax returns it will not take any position inconsistent with those taken in any tax returns filed by the Issuer;

                  (f) if such Holder is other than an individual or other entity holding its Certificate through a broker who reports securities sales on Form 1099-B, to notify the Owner Trustee of any transfer by it of a Certificate in a taxable sale or exchange, within thirty (30) days of the date of the transfer;

                  (g) until the completion of the events specified in Section 9.1(e), not to, for any reason, institute proceedings for the Issuer or TFSPC II to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer or TFSPC II or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or TFSPC II or a substantial part of its property, or cause or permit the Issuer or TFSPC II to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action; and

                  (h) it shall obtain from each counterparty to each Related Document to which it or the Issuer is a party and each other agreement entered into on or after the date hereof to which it or the Issuer is a party, an agreement by each such counterparty that prior to the occurrence of the event specified in Section 9.1(e) such counterparty shall not institute against, or join any other Person in instituting against, it or the Issuer, any bankruptcy, reorganization, arrangement, insolvenc or liquidation proceedings or similar proceedings under the laws of the United States.

                                  ARTICLE III.

                     CERTIFICATES AND TRANSFER OF INTERESTS

                  Section 3.1. Initial Ownership. Upon the formation of the Issuer by the contribution by ABSC pursuant to Section 2.5 and prior to the issuance of the Certificates pursuant to Section 3.2, ABSC shall be the sole initial beneficiary of the Issuer.

                  Section 3.2. The Certificates. In consideration of payment of the sum of $74,778.86 to the Trust and upon the written order of ABSC, the Certificates shall be initially issued to TFSPC II in a Certificate Percentage Interest of 100%. The Certificates shall be executed on behalf of the Issuer by manual or facsimile signature of an authorized officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

                  Section 3.3. Authentication of Certificates. Concurrently with the initial sale of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate Certificate Percentage Interest equal to 100% to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of ABSC, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by ABSC, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  Section 3.4. Registration of Transfer and Exchange of Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Wilmington Trust Company shall be the initial Certificate Registrar.

                  The Certificate Registrar shall provide the Indenture Trustee with a list of the names and addresses of the Certificateholder(s) on the Closing Date. Upon any transfers of Certificates, the Certificate Registrar shall notify the Servicer, the Insurer and the Indenture Trustee of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

                  Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate Certificate Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to
Section 3.8.

                  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securitie Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

                  No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  Notwithstanding the preceding provisions of this Section 3.4, the Owner Trustee shall not be required to make, and the Certificate Registrar shall not be required to register, transfers or exchanges of Certificates for a period of fifteen (15) days preceding the due date for any payment with respect to the Certificates.

                  In furtherance of and not in limitation of the foregoing, each Certificateholder, by acceptance of its Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Reserve Account Agreement or prior to the release of such monies pursuant to
Section 4.6(b) of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it i ever determined that the monies held in the Reserve Account constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement and the Reserve

Account Agreement shall be considered to constitute a security agreement and TFSPC II and the Certificateholders hereby grant to the Collateral Agent for the benefit of the Noteholders and the Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Reserve Account Agreement. In addition, each Certificateholder, by acceptance of its Certificate, hereby appoints TFSPC II as its agent to pledge a first priority perfected security interest in the Reserve Account, and any amounts held therein from time to time to the Collateral Agent for the benefit of the Indenture Trustee and the Insurer pursuant to the Reserve Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant and confirmation, as well as any financing statements, in each case the Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Reserve Account Agreement).

                  Section 3.5. Legending of Certificates. Each Certificate shall bear a legend in substantially the following form:

                           THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES
                  NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.

                  Section 3.6. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Owner Trustee and (unless an Insurer Default shall have occurred and be continuing) the Insurer, such security or indemnity as may be reasonabl required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Issuer shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and Certificate Percentage Interest. In connection with the issuance of any new Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any replacement Certificate issued pursuant to this Section 3.6 shall constitute conclusive evidence of an ownership interest in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 3.7. Persons Deemed Certificateholder(s). Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, and the Insurer and any agent of the Owner Trustee, the Certificate Registrar and the Insurer, may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar, the Insurer or any agent of the Owner Trustee, the Certificate Registrar or the Insurer shall be bound by any notice to the contrary.

                  Section 3.8. Access to List of Certificateholder(s)' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, ABSC, TFSPC II or (unless an Insurer Default shall have occurred and be continuing), the Insurer, within fifteen (15) days after receipt by the Owner Trustee of a request therefor from such Person in writing, a list of the names and addresses of the Certificateholder(s) as of the most recent Record Date. If three or more Holders of Certificates or one or more Holders of Certificates evidencing not less than a Certificate Percentage Interest equal to 25% apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholder(s) with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five (5) Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholder(s). Each Holder or Owner, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of Triad, TFSPC II, the Servicer, the Owner Trustee, the Insurer or any agent thereof accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                  Section 3.9. Maintenance of Office or Agency. The Owner Trustee shall maintain in Wilmington, Delaware, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Related Documents may be served. The Owner Trustee initially designates its Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to Triad, the Certificateholder(s) and (unless an Insurer Default shall have occurred and be continuing) the Insurer of any change in the location of the Certificate Register or any such office or agency.

                  Section 3.10. Disposition Only With Consent of Insurer. The Certificate is only transferable (i) to an Affiliate of Triad Financial Corporation whose stock has been pledged to the Insurer or (ii) to another entity with the prior written consent of the Insurer in its sole discretion and, in each case in accordance with the restrictions set forth in Section 2.6(m) of the Insurance Agreement. The Owner Trustee shall cause any Certificate issued to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE, EXCEPT UNDER THE LIMITED CONDITIONS SPECIFIED IN THE TRUST AGREEMENT".

                  Section 3.11. ERISA Restrictions. No Certificateholder may transfer its interest in or to any Certificate to or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended "ERISA")) that is subject to the provisions of Title 1 of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ARTICLE IV.

                         VOTING RIGHTS AND OTHER ACTIONS

                  Section 4.1. Prior Notice to Holders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take any of the actions set forth below unless at least thirty (30) days before the taking of such action, the Owner Trustee shall have notified the Certificateholder(s) and the Insurer in writing of the proposed action and the Instructing Party (pursuant to Section 4.5, if applicable) shall have notified the Owner Trustee in writing that such Certificateholder(s) have consented thereto:

                  (a) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute or unless such amendment would not materially and adversely affect the interests of the Certificateholders);

                  (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment would not materially and adversely affect the interests of the Certificateholder(s); or

                  (d) the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially and adversely affect the interests of the Certificateholder(s).

The Owner Trustee shall notify the Certificateholder(s) in writing of any appointment of a successor Note Registrar, Indenture Trustee or Certificate Registrar within five Business Days thereof.

                  Section 4.2. Action by Certificateholder(s) with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Insurer or, in the event that an Insurer Default shall have occurred and be continuing, the Certificateholder(s) in accordance with the Related Documents, to (a) remove the Servicer under the Sale and Servicing Agreement or (b) except as expressly provided in the Related Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Insurer or the Certificateholder(s) pursuant to Section 4.5, as the case may be, and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholder(s).

                  Section 4.3. Action by Certificateholder(s) with Respect to Bankruptcy. To the fullest extent permitted by applicable law, the Owner Trustee shall not have the power to, and shall not, commence any proceeding or other actions contemplated by Section 2.13(a) relating to the Issuer.

                  Section 4.4.   Restrictions on Certificateholder(s)' Power.

                  (a) No Certificateholder(s) shall direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Related Documents or would be contrary to Section 2.3 or otherwise contrary to law nor shall the Owner Trustee be obligated to follow any such direction, if given.

                  (b) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Related Document, unless: (i) the Certificateholder(s) are the Instructing Party pursuant to Section 6.3 and shall previously have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement; (ii) Certificateholder(s) evidencing not less than a Certificate Percentage Interest equal to 25% shall have made written request to the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iii) the Owner Trustee, for thirty (30) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and (iv) during such thirty (30) day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section 4.4(b) or Section 6.3; provided, however, that each Certificateholder hereby agrees with every other Certificateholder and the Owner Trustee that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other Holders, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable and common benefit of all Certificateholder(s). For the protection and enforcement of the provisions of this Section 4.4, each and every Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 4.5. Majority Control. No Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Issuer except as expressly provided in this Agreement. Except as expressly provided herein, any action that may be taken by the Certificateholder(s) under this Agreement may be taken by the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interest. Except as expressly provided herein, any written notice of the Certificateholder(s) delivered pursuant to this Agreement shall be effective if signed by Certificateholder(s) evidencing not less than a majority of the Certificate Percentage Interest at the time of the delivery of such notice.

                  Section 4.6. Rights of Insurer. Notwithstanding anything to the contrary in the Related Documents, without the prior written consent of the Insurer (so long as no Insurer Default shall have occurred and be continuing), the Owner Trustee shall not (i) remove the Servicer, (ii) initiate any claim, suit or proceeding by the Issuer or compromise any claim, suit or proceeding brought by or against the Issuer, other than with respect to the enforcement of any Receivable or any rights of the Issuer thereunder, (iii) authorize the merger or consolidation of the Issuer with or into any other business trust or other entity (other than in accordance with Section 3.10 of the Indenture), (iv) amend the Certificate of Trust.

                                   ARTICLE V.

                                 CERTAIN DUTIES

                  Section 5.1. Accounting and Records to the Noteholders, Certificateholder(s), the Internal Revenue Service and Others. Subject to
Section 2.6 of this Agreement, Triad shall: (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting (including the allocations, net income and net loss under Section 2.11); (b) prepare and deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns; (c) prepare and file or cause to be filed such tax returns relating to the Issuer (including a partnership information return, Form 1065), and direct the Owner Trustee or the Servicer, as the case may be, to make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Issuer's characterization as a partnership for federal income tax purposes; and (d) collect or cause to be collected any withholding tax as required under the Code with respect to income or distributions to Certificateholder(s) and the appropriate forms relating thereto. Subject to Section 2.6, the Owner Trustee shall make all elections pursuant to this Section 5.1 as directed by Triad. The Owner Trustee shall sign all tax information returns filed pursuant to this
Section 5.1 and any other returns as may be required by law, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, Triad or the Servicer, as the case may be. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

                  Section 5.2.   Signature on Returns; Tax Matters Partner.

                  (a) Notwithstanding the provisions of Section 5.1 and subject to Section 2.6, the Owner Trustee shall sign on behalf of the Issuer the tax returns of the Issuer, if any, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by TFSPC II.

                  (b) Subject to Section 2.6, TFSPC II shall be the "tax matters partner" of the Issuer pursuant to the Code.

                  Section 5.3. Payments to Certificateholders. On each Payment Date, the Indenture Trustee will distribute to the Certificateholder(s) as of the related Determination Date each such Certificateholder's Certificate Percentage Interest in the amount to be distributed on such Payment Date pursuant to Section 4.6(b)(x) of the Sale and Servicing Agreement by wire transfer or check mailed to such Certificateholder.

                                   ARTICLE VI.

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

                  Section 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Related Documents to which the Issuer is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Related Documents to which the Issuer is named as a party and any amendment thereto, in each case in such form as ABSC shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Issuer to direct the Indenture Trustee to authenticate and deliver the Notes in the aggregate principal amount of $100,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Related Documents. The Owner Trustee is further authorized from time to time to take such action as the Instructing Party recommends with respect to the Related Documents so long as such activities are consistent with the terms of the Related Documents.

                  Section 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the term of this Agreement and to administer the Issuer in the interest of the Holders, subject to the Related Documents to which the Issuer is a party and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Related Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement or TFSPC II has agreed in this Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Related Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer, TFSPC II to carry out any of their obligations under the Sale and Servicing Agreement or this Agreement, respectively, except with respect to obligations redelegated back to the Owner Trustee.

                  Section 6.3.   Action upon Instruction.  (a) Subject to
Article IV, the Instructing Party shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Issuer, so long as such instructions are not inconsistent with the express terms set forth herein or in any Related Document. The Instructing Party shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Related Documents.

                  (b) The Owner Trustee shall not be required to take any action hereunder or under any Related Document, other than its express duties, if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Related Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Related Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Instructing Party received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of delivery of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Certificateholder(s), and shall have no liability to any Person for such action or inaction.

                  (d) If the Owner Trustee is unsure as to the application of any provision of this Agreement or any Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Instructing Party requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received (so long as the same is not manifestly inconsistent with this Agreement or a Related Document), the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of delivery of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, as it shall deem to be in the best interests of the Certificateholder(s), and shall have no liability to any Person for such action or inaction.

                  Section 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any Related Document, document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Related Document against the Owner Trustee. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Property that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity and that are not related to the ownership or the administration of the Trust Property.

                  Section 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property or take any action on the part of the Issuer except (a) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (b) in accordance with the Related Documents and (c) in accordance with any document or instruction conforming with and delivered to the Owner Trustee pursuant to
Section 6.3.

                  Section 6.6. Restrictions. The Owner Trustee shall not take any action that, to the actual knowledge of a Responsible Officer the Owner Trustee, would result in the Issuer's becoming taxable as a corporation for federal income tax purposes or for the purposes of any applicable state tax on corporations. The Certificateholder(s) shall not direct the Owner Trustee to take action that would violate the provisions of this
Section 6.6.

                                 ARTICLE VII.

                          CONCERNING THE OWNER TRUSTEE

                  Section 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Property upon the terms of the Related Documents and this Agreement. The Owner Trustee (in its individual or trust capacities) shall not be answerable or accountable hereunder or under any Related Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence (other than errors in judgment), (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee in its individual capacity, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4, (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee or (v) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee (in its individual or trust capacities) shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee;

                  (b) the Owner Trustee (in its individual or trust capacities) shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions (not inconsistent with this Agreement or any Related Document) of the Instructing Party, the Servicer or any Certificateholder;

                  (c) no provision of this Agreement or any Related Document shall require the Owner Trustee (in its individual or trust capacities) to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Related Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) the Owner Trustee (in its individual or trust capacities) shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by TFSPC II, Triad or ABSC or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Related Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall i no event assume or incur any liability, duty or obligation to Triad or ABSC, the Insurer, the Indenture Trustee, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Related Documents;

                  (e) the Owner Trustee (in its individual or trust capacities) shall not be liable for the default or misconduct of Triad, TFSPC II, ABSC, the Insurer, the Indenture Trustee, or the Servicer under any of the Related Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Related Documents that are required to be performed by Triad, TFSPC II, or ABSC under this Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

                  (f) the Owner Trustee (in its individual or trust capacities) shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, other than its express duties, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of the Instructing Party or any of the Certificateholder(s), unless such Instructing Party or Certificateholder(s) have offered to the Owner Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may reasonably be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Related Document shall not be construed as a duty, and the Owner Trustee (in its individual or trust capacities) shall not be answerable for other than its negligence (other than errors in judgment), bad faith or willful misconduct in the performance of any such act.

                  Section 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder(s), promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Related Documents.

                  Section 7.3. Representations and Warranties. The Owner Trustee hereby represents and warrants in its individual capacity to Triad, the Holders and the Insurer (which shall have relied on such representations and warranties in issuing the Note Policy), that:

                  (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                  (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                  (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  (d) This Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of it, enforceable against it, in accordance with its terms.



                  (e) No consent, approval or other authorization of, or registration, declaration or filing with, any court or governmental agency or commission of the State of Delaware is required by or with respect to it for the valid execution and delivery of this Agreement, or for the validity or enforceability thereof, other than the filing of the Certificate of Trust.

                  Section 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Related Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee (with respect to acts or omissions of attorneys that are not employees of the Owner Trustee) shall not be liable for the conduct or misconduct of such attorneys if such attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Related Document.

                  Section 7.5. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, the Owner Trustee acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

                  Section 7.6. Owner Trustee Not Liable for Certificates or Receivables. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of TFSPC II and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, any Related Document, the Certificates (other than the signature and countersignature of the Owner Trustee on the

Certificates), the Notes (other than the signature of the Owner Trustee on the Notes) or any Receivable or related documents (other than enforceability against the Owner Trustee). The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or (except as required by the Indenture) the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Certificateholder(s) under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by ABSC, TFSPC II, the Servicer or any other Person with any warranty or representation made under any Related Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  Section 7.7. Payments from Trust Property. All payments to be made by the Owner Trustee under this Agreement or any of the Related Documents to which the Issuer or the Owner Trustee is a party shall be made only from the income and proceeds of the Trust Property, only to the extent not otherwise directed to be made by the Indenture Trustee and only to the extent that the Owner Trustee shall have received income or proceeds from the Trust Property to make such payments in accordance with the terms hereof. Wilmington Trust Company or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Related Documents to which the Issuer or the Owner Trustee is a party, except any expenses arising from or resulting from any of the matters described in the third sentence of Section 7.1.

                  Section 7.8. Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 10.5, (a) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; or (b) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee as the case may be, contemplated hereby.

                                 ARTICLE VIII.

               COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE

                  Section 8.1. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon between the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Issuer or TFSPC II for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Related Documents ("Expenses"). The Owner Trustee shall also be entitled to be reimbursed by TFSPC II for any organizational expenses of the Issuer.

                  Section 8.2. Indemnification. Triad shall defend, indemnify and hold harmless the Owner Trustee to the extent provided in Section
8.1 of the Sale and Servicing Agreement, as dated the date hereof and incorporated herein by reference.

                  Section 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Trust Property immediately after such payment.

                  Section 8.4. Non-recourse Obligations. Notwithstanding anything in this Agreement or any Related Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Issuer that all obligations of the Issuer to the Owner Trustee individually or as Owner Trustee for the Issuer shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of any Holder.

                                   ARTICLE IX.

                         TERMINATION OF TRUST AGREEMENT

                  Section 9.1. Termination of Trust Agreement. (a) The Issuer shall dissolve and this Agreement shall terminate and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option of the Receivables and other Trust Property of the Issuer as described in Section 10.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Related Documents, (ii) the payment to Certificateholders and Noteholders of all amounts required to be paid to them pursuant to this Agreement, the Indenture and the Sale and Servicing Agreement and the payment to the Insurer of all amounts payable or reimburseable to it pursuant to the Sale and Servicing Agreement, (iii) the expiration of the Note Policy in accordance with its terms, or (iv) payment to the Insurer of all amounts due to the Insurer under the Insurance Agreement; provided, however, that the rights to indemnification under Section 8.1 and the rights under
Section 10.1 shall survive the dissolution of the Issuer. The Servicer shall promptly notify the Owner Trustee and the Insurer of any prospective termination or dissolution pursuant to this Section 9.1. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, shall not (x) operate to terminate this Agreement or dissolve the Issuer, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the affairs of the Issuer or Trust Property nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as provided in Section 9.1(a), neither Triad, ABSC nor any Certificateholder shall be entitled to revoke the trust created hereby or otherwise dissolve the Issuer.

                  (c) Notice of any dissolution of the Issuer, specifying the Payment Date upon which the Certificateholder(s) shall surrender their Certificates to the Indenture Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholder(s) mailed within five (5) Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.1(c) of the Sale and Servicing Agreement, stating (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Indenture Trustee therein specified and (iv) that no amount will thereafter be payable under the Certificates. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Indenture Trustee at the time such notice is given to Certificateholder(s). Upon presentation and surrender of the Certificates, the Indenture Trustee shall cause to be distributed to Certificateholder(s) amounts distributable on such Payment Date pursuant to Section 4.6(b)(x) of the Sale and Servicing Agreement.

                  In the event that all of the Certificateholder(s) shall not surrender their Certificates for cancellation within two months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholder(s) to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholder(s) concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds held by the Issuer after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to TFSPC II and Holders shall look solely to TFSPC II for payment.

                  (d) Any funds held by the Issuer after funds for final payment have been distributed or set aside for payment shall be distributed by the Owner Trustee to TFSPC II.

                  (e) Upon the winding up of the Issuer and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                   ARTICLE X.

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

                  Section 10.1. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation: (a) satisfying the provisions of Section 3807(a) of the

Business Trust Statute; (b) authorized to exercise corporate trust powers; (c) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and (iv) acceptable to the Insurer in its reasonable discretion, so long as an Insurer Default shall not have occurred be continuing. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this
Section 10.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.1, the Owner Trustee shall resign immediately in the manner and with the effect specified in
Section 10.2.

                  Section 10.2. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to TFSPC II, the Insurer and the Servicer. Upon receiving such notice of resignation, TFSPC II shall, with the prior written consent of the Insurer, promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee, provided that TFSPC II shall have received written confirmation from each of the Rating Agencies that the proposed appointment will not result in an increased capital charge to the Insurer by either of the Rating Agencies. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee or the Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by TFSPC II or any other entity authorized to make such request, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such requesting party may remove the Owner Trustee. If TFSPC II shall remove the Owner Trustee under the authority of the immediately preceding sentence, TFSPC II, with the prior written consent of the Insurer, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed, one copy to the Insurer and one copy to the successor Owner Trustee and all fees owed to the outgoing Owner Trustee shall be paid.

                  Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.2 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The successor Owner Trustee shall provide notice of such resignation or removal of the Owner Trustee each of the Rating Agencies.

                  Section 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to TFSPC II, the Servicer, the Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement. TFSPC II and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                  No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the successor Owner Trustee shall mail notice of the successor of such Owner Trustee to all Certificateholder(s), the Indenture Trustee, and the Rating Agencies. If the Servicer shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  Section 10.4. Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing (other than the filing of an amendment to the Certificate of Trust with the Secretary of State) of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

                  Section 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Instructing Party to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section 10.5, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee, subject, unless an Insurer Default shall have occurred and be continuing, to the approval of the Insurer (which approval shall not be unreasonably withheld), shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shal be required pursuant to Section 10.3.

                  Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section 10.5. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer and the Insurer.

                  Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to th extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI.

                                  MISCELLANEOUS

                  Section 11.1. Supplements and Amendments. (a) This Agreement may be amended by Triad, TFSPC II, ABSC and the Owner Trustee, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or any other Certificateholder(s): (i) to cure any ambiguity or defect; or (ii) to correct or supplement any provisions in thi Agreement; provided, however, that such action under this clause (ii) shall not, as evidenced by an Opinion of Counsel (which may be based upon a certificate of the Servicer) delivered to the Owner Trustee and the Rating Agency adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  (b) This Agreement may also be amended from time to time with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) by Triad, TFSPC II, ABSC and the Owner Trustee, with prior written notice to the Rating Agencies and with the consent of the Holders of Notes evidencing not less than the Note Majority and the consent of the Certificateholder(s) evidencing not less than a majority Certificate Percentage Interest (which consent of any Holder of a Certificate or Note given pursuant to this Section 11.1(b) or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note) for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder(s); provided, however, that, the Rating Agency Condition shall have been satisfied with respect to any such amendment prior to the execution thereof; and provided, further, that, subject to the express rights of the Insurer under the Related Documents, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay th timing of, collections of payments on Receivables, payments that shall be required to be made on any Certificate or Note, or yield on the Certificates or the Class A Interest Rate, or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Certificates and Notes then outstanding.

                  Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Noteholders, the Indenture Trustee and each of the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholder(s), the Noteholders or the Indenture Trustee pursuant to this
Section 11.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholder(s) or Noteholders provided for in this Agreement or in any other Related Document) and of evidencing the authorization of the execution thereof by Certificateholder(s) or Noteholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 11.1 and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The

Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  Section 11.2. No Legal Title to Trust Property in Certificateholder(s). The Certificateholder(s) shall not have legal title to any part of the Trust Property. The Certificateholder(s) shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder(s) to and in their ownership interest in the Trust Property shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                  Section 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee (in its individual and trust capacities), Triad, TFSPC II, ABSC, the Certificateholder(s), the Servicer, the Indenture Trustee and, to the extent expressly provided herein, the Insurer, the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  Section 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt: (i) if to the Trust or the Owner Trustee, addressed to the Corporate Trust Office with a copy to Triad; (ii) if to ABSC, addressed to Asset Backed Securities Corporation, 11 Madison Avenue, New York, NY 10010, Attention: Secretary; (iii) if to Triad, addressed to Triad Financial Corporation, 7711 Center Avenue, Suite 100, Huntington Beach, California 92647; (iv) if to TFSPC II, addressed to Triad Financial Special Purpose Corporation II, 7711 Center Avenue, Suite 395, Huntington Beach, California 92647, and (v) if to the Insurer, addressed to Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Telex No.: (212) 688-3101,
Confirmation: (212) 826-0100, Telecopy Nos.: (212) 339-3518, (212) 339-3529 (in
each case in which notice or other communication to Financial Security refers to an Event of Default, a claim on the Note Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group "URGENT MATERIAL ENCLOSED"); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificate holder receives such notice.

                  Section 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.7. Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall also inure to the benefit of the Insurer for so long as an Insurer Default shall not have occurred and be continuing. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement which confer rights upon the Insurer shall be for the benefit of and run directly to the Insurer, and the Insurer shall be entitled to rely on and enforce such covenants and agreements, subject, however, to the limitations on such rights provided in this Agreement and the Related Documents. The Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Note Policy) upon delivery of a written notice to the Owner Trustee.

                  Section 11.8. No Petition. The Owner Trustee (not in its individual capacity but solely as Owner Trustee), by entering into this Agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against ABSC or TFSPC II, or join in any institution against ABSC or TFSPC II of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Related Documents.

                  Section 11.9. Bankruptcy Matters. To the fullest extent permitted by law, no Certificateholder or any party to this Agreement shall take any action to cause the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Issuer, or file a petition seeking or consenting to reorganization or relief of the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Issuer or of all or any substantial part of the properties and assets of the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Issuer or take an action in furtherance of any of the above actions unless each Certificateholder and the Indenture Trustee shall have provided its written consent.

                  Section 11.10. No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Issuer only and do not represent interests in or obligations of Triad, the Servicer, TFSPC II, ABSC, the Owner Trustee, the Insurer, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated i this Agreement, the Certificates or the Related Documents.

                  Section 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  Section 11.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.13. Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or Owner Trustee to prepare, file or deliver pursuant to the Related Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer the Issuer's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                       WILMINGTON TRUST COMPANY,
                                       as Owner Trustee


                                       By:
                                          -----------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                               ------------------------


                                       TRIAD FINANCIAL SPECIAL PURPOSE
                                       CORPORATION II, as Holder of the
                                       Certificate


                                       By:
                                          -----------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                               ------------------------


                                       TRIAD FINANCIAL CORPORATION, as Servicer


                                       By:
                                          -----------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                               ------------------------


                                       ASSET BACKED SECURITIES
                                       CORPORATION, as Company

                                       By:
                                          -----------------------------
                                          Name:
                                               ------------------------
                                          Title:
                                               ------------------------

                                                                       EXHIBIT A
                                            ___% Certificate Percentage Interest


NUMBER
R-


                       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT UNDER THE LIMITED CIRCUMSTANCES SPECIFIED IN THE TRUST AGREEMENT.


                            ASSET BACKED CERTIFICATE



evidencing a beneficial ownership interest in certain distributions of the Issuer, as defined below, the property of which includes a pool of motor vehicle retail installment contracts secured by new or used automobiles or light-duty trucks and sold by Triad Financial Corporation, a California corporation ("Triad" or in its capacity as Servicer under the Sale and Servicing Agreement (as defined below), the "Servicer") to Asset Backed Securities Corporation, a Delaware corporation ("ABSC"), and by ABSC to the Issuer.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY EMPLOYEE BENEFIT PLANS THAT ARE SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR PERSONS USING ASSETS OF SUCH PLANS.

(THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF TRIAD, THE SERVICER, ABSC OR ANY AFFILIATE THEREOF, EXCEPT TO THE LIMITED EXTENT DESCRIBED BELOW.)

------------------
* [To be inserted on the Certificate to be held by TFSPC II.

                  THIS CERTIFIES THAT ____________________ is the registered owner of a ___% Certificate Percentage Interest that is a nonassessable, fully-paid, beneficial ownership interest in certain distributions of Triad Auto Receivables Owner Trust 1998-4 (the "Issuer") formed by ABSC.

                  The Issuer was created pursuant to a Trust Agreement, dated as of November 1, 1998 (the "Trust Agreement"), between Triad, TFSPC II, ABSC and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                  This Certificate is one of the duly authorized Certificates designated as "Asset Backed Certificates" (herein called the "Certificates"). Also issued under the Indenture, dated as of November 1, 1998, between the Issuer, The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), is one class of Notes designated as "Class A Asset Backed Notes" (the "Class A Notes" or the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property subject to the Trust Agreement includes a pool of motor vehicle retail installment contracts secured by new and used automobiles and light-duty trucks (the "Receivables"), all monies received thereunder or in respect thereof on or after the Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, dated as of November 1, 1998 (the "Sale and Servicing Agreement"), between Triad, ABSC and the Indenture Trustee, all right to and interest of ABSC in and to the Receivables Purchase Agreement, dated as of November 1, 1998, between Triad and ABSC, and all proceeds of the foregoing.

                  Under the Trust Agreement, there will be distributed on the 17th day of each month (or, if such 17th day is not a Business Day, the next Business Day) (the "Payment Date"), commencing on December 17, 1998, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Payment Date (the "Record Date"), such Certificateholder's Certificate Percentage Interest in the amount to be distributed to Certificateholders on such Payment Date.

                  The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

                  The holder of this Certificate, by acceptance of this Certificate, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Reserve Account Agreement or prior to the release of such monies pursuant to Section 4.6(b)(x) of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Noteholders and the Insurer. Notwithstanding the foregoing, in the event that it is ever determined that the monies held in the Reserve Account constitute a pledge of collateral, then the provisions of the Sale and Servicing Agreement and the Reserve Account Agreement shall be considered to constitute a security agreement and the holder this Certificate hereby grants to the Collateral Agent for the benefit of the Noteholders and the Insurer a first priority perfected security interest in such amounts, to be applied as set forth in Section 3.03 of the Reserve Account Agreement. In addition, each Certificateholder, by acceptance of its Certificate, hereby appoints TFSPC II as its agent to pledge a first priority perfected security interest in the Reserve Account, and any amounts held therein from time to time to the Collateral Agent for the benefit of the Indenture Trustee and the Insurer pursuant to the Reserve Account Agreement and agrees to execute and deliver such instruments of conveyance, assignment, grant, and confirmation, as well as any financing statements, in each case as the Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Reserve Account Agreement).

                  It is the intent of Triad, the Servicer, ABSC and the Certificateholders that, for purposes of all applicable federal and state income taxes, until the Certificates are held by more than one person or the Trust is recharacterized as a separate entity, the Trust will be disregarded as an entity separate from its owner. If the Certificates are held by more than one person or the Trust is recharacterized as a separate entity, it is the intent of TFSPC II, the Servicer and the Certificateholder that, for purposes of all applicable federal and state income taxes, the Issuer will be treated as a partnership and the Certificateholders (including TFSPC II) will be treated as partners in that partnership. TFSPC II and any other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with such treatment of, the Certificates for such tax purposes.

                  Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Issuer or TFSPC II, or join in any institution against the Issuer or TFSPC II of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, the Trust Agreement or any of the Related Documents.

                  Distributions on this Certificate will be made on behalf of the Owner Trustee by the Indenture Trustee as provided in the Sale and Servicing Agreement by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the City of Wilmington, State of Delaware.

                  Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                  THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

                                       TRIAD AUTO RECEIVABLES OWNER
                                       TRUST 1998-4

                                       By:  Wilmington Trust Company, not in its
                                            individual capacity, but solely
                                            as Owner Trustee



Dated:  December 15, 1998              By:
                                          ------------------------------



                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Certificates referred to in the within-mentioned Trust Agreement.


Wilmington Trust Company,                              Wilmington Trust Company,
as Owner Trustee                         or            as Owner Trustee

By:                                                    By:
   -----------------------                                ----------------------
                                                          Authenticating Agent
                                                       By:
                                                          ----------------------

                            (Reverse of Certificate)



                  The Certificates do not represent an obligation of, or an interest in, Triad, the Servicer, TFSPC II, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Sale and Servicing Agreement or the Related Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Trust Agreement and the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

                  The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of Triad and the rights of the Certificateholder(s) under the Trust Agreement at any time by Triad, ABSC and the Owner Trustee with the consent of Holders of Certificates evidencing not less than a majority of the outstanding Certificate Percentage Interest of the Certificates. Any such consent by the holder of this Certificate shall be conclusiv and binding on such holder and on all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the City of Wilmington, State of Delaware, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations evidencing the same aggregate interest in the Issuer will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

                  As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates in authorized denominations evidencing the same aggregate denomination, as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Owner Trustee, the Certificate Registrar, the Insurer and any agent of the Owner Trust, the Certificate Registrar or the Insurer may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the

Certificate Registrar, the Insurer, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Trust Agreement and the Sale and Servicing Agreement and the Trust created by the Trust Agreement shall terminate upon the payment to Certificateholder(s) and Noteholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement. The Servicer of the Receivables may at its option purchase Receivables and other property of the Issuer at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Issuer will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Aggregate Principal Balance has declined to less than 10% of the Original Pool Balance.

                  The Certificates may not be purchased by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                  The recitals contained herein shall be taken as the statements of Triad, TFSPC II or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)


the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

                                             Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:


                                                    Signature Guaranteed:


-----------------------

* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B
                                     FORM OF
                             CERTIFICATE OF TRUST OF
                   TRIAD AUTO RECEIVABLES OWNER TRUST 1998-4


                  This Certificate of Trust of Triad Auto Receivables Owner Trust 1998-4 (the "Trust"), dated as of November 1, 1998, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corp., to form a business trust under the Delaware Business Trust Act (12 Del, Code, ss. 3801 et seq.).

                  1. Owner Name. The name of the business trust formed hereby is "Triad Auto Receivables Owner Trust 1998-4."

                  2. Trustee. The name and principal place of business of the trustee of the Trust in the State of Delaware is 1100 Market Street, Wilmington, Delaware 19890.

                  3. Effective Date. This Certificate of Trust will be effective December __, 1998.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                                 WILMINGTON TRUST COMPANY,
                                                 as Owner Trustee



                                                 By:
                                                    -------------------------
                                                   Name:
                                                        ---------------------
                                                   Title:
                                                         --------------------


                                      B-1